Third Quarter 2013 Results Conference Call November 6, 2013

Safe Harbor 2 With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its 2012 Form 10-K, in addition to the risks and uncertainties described on page 24 of this presentation. These forward-looking statements represent the Company’s judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements. This presentation also includes non-GAAP financial measures. You can find a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures in our results press release filed on Form 8-K today with the SEC and posted in the Investor Relations portion of our web site at www.SunEdison.com.

Quarter Overview 3  All 3Q’13 metrics in-line with guidance  Semiconductor Materials market conditions remain challenging; generating positive cash flow  Solar Energy non-GAAP revenue grew 75% Q/Q  On track for significant MW growth in 4Q; 558 MW under construction at end of 3Q  Driving higher NPV/Watt through 25 MW of projects held for 1H’14 public vehicle launch

Results Review 4 3Q Highlights  Semiconductor Materials executing in a challenging environment • Positive cash flow • Price declines moderating  Average Price per Watt • $3.73 for fully developed projects • $3.25 for all projects (1)  Capex • Continue to invest in Semiconductor Materials segment Key Metrics 3Q 2013 Outlook 3Q 2013 Actual Semiconductor Revenue ($ mil) $220 to $240 $231 Solar Energy Systems MW Sold (Non-GAAP) 60 to 80 75 Solar Energy Systems MW Retained on Balance Sheet 15 to 25 25 Solar Energy Systems Total MW Completions 75 to 105 100 Fully-Developed Solar Energy Systems Avg. Price ($/Wdc) $3.25 to $3.50 $3.73 Capex ($ mil) $30 to $40 $32(2) Note: Unaudited (1) Includes 16 MW from the sale of a pre-construction project (2) Includes $7 million related to the acquisition of a TCS plant from Evonik

($ Millions, except per share) Semiconductor Materials Solar Energy Corporate SunEdison GAAP Non-GAAP Adjustments (Solar Energy) SunEdison Non-GAAP Net Sales 230.7$ 380.8$ -$ 611.5$ 60.5$ 672.0$ Gross Profit 60.6 3.3 63.9 Gross Margin% 9.9% 9.5% Operating Expenses 109.7 - 109.7 Operating Income (Loss) (0.8) (17.3) (31.0) (49.1) 3.3 (45.8) Operating Margin % -0.3% -4.5% -8.0% -6.8% Other Expense / (Income) 50.0 (11.1) 38.9 Profit / (Loss) Before Tax (99.1) 14.4 (84.7) Income Taxes/(Benefit) 17.1 (97.7) (80.6) Equity in Earnings (Loss) of JVs/Noncontrolling Interest 8.2 - 8.2 Net Income (Loss) (108.0) 112.1 4.1 Diluted Earnings (Loss) per Share (0.47)$ 0.47$ 0.00$ Summary Results 5  Adjustments to GAAP are related to direct sale and financing sale-leaseback solar projects Note: Unaudited. See non-GAAP to GAAP reconciliation included in our earnings press release filed on Form 8-K dated 11/6/2013

Period Comparisons

($ Millions, except per share)	3Q 2013 Non-GAAP	2Q 2013 Non-GAAP	vs. Prior Quarter $ Variance	vs. Prior Quarter % Variance	3Q 2012 Non-GAAP	vs. Prior Year $ Variance	vs. Prior Year % Variance
Net Sales	$ 672.0	$ 491.6	$ 180.4	37%	$ 708.9	$ (36.9)	-5%
Gross Profit	63.9	28.8	35.1	122%	113.2	(49.3)	-44%
Gross Margin %	9.5%	5.9%			16.0%		
Operating Expenses	109.7	95.8	13.9	15%	28.0	81.7	292%
Operating Income (Loss)	(45.8)	(67.0)	21.2	32%	85.2	(131.0)	-154%
Operating Margin %	-6.8%	-13.6%			12.0%		
Net Income (Loss)	4.1	(42.4)	46.5	110%	70.5	(66.4)	-94%
Diluted Earnings (Loss) per Share	$ 0.00	$ (0.19)	$ 0.19	100%	$ 0.30	$ (0.30)	-100%

Revenue

- Q/Q growth driven primarily by higher solar project and solar materials sales
- Y/Y lower due to lower solar project ASP and semiconductor revenue, and $37.1 million benefit from 3Q'12 Conergy contract termination, offset by $22.0 million Gintech contract cancellation

Gross Margin

- Higher Solar Energy volume Q/Q, partially offset by lower Semiconductor materials pricing
- 3Q'13 included $22.0 million from Gintech, 3Q'12 included $37.1 million Conergy contract terminations

Operating Expense

- Opex higher Q/Q due to SunEdison Semiconductor IPO related costs and to support ramp in solar project deliveries

Note: Unaudited. See non-GAAP to GAAP reconciliation included in our earnings press release filed on Form 8-K dated 11/6/2013

6

SunEdison®

Revenue ($ Millions) Operating Profit ($ Millions) Sequential down $8M, or 3%  2% lower volume, 1% lower ASP, driven mostly by large diameter YOY down $10M, or 4%  5% higher volume and 9% lower ASP, driven mostly by large diameter Sequential down $4M  Lower volume & ASP, partially offset by operational improvements YOY down $10M  Lower ASP offset benefits of higher volume and operational improvements Semiconductor Materials 7 Continued to Generate Cash in 3Q Note: Unaudited 216.0 232.7 240.3 228.5 229.8 239.0 230.7 0 100 200 300 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2012 2013 (12.5) (4.3) 8.7 3.1 1.4 3.6 (0.8) -20 0 20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2012 2013

Revenue ($ Millions) Operating Profit ($ Millions) Sequential up $189M, or 75%  Higher solar project MW, module and wafer sales  Includes $22.0 million from Gintech contract cancellation YOY down $27M, or 6%  Lower solar project sales (pricing)  3Q’12 included $37.1 million Conergy settlement, offset by $22.0 million Gintech contract cancellation Sequential up $32M  Higher MW drove gross margin  Improved fixed cost absorption YOY down $116M  Weaker solar project ASP, higher OpEx to support MW growth  3Q’12 includes $95 million net benefits from contract terminations & favorable restructuring adjustments (21.3) 61.5 6.8 64.4 (18.7) (45.6) (14.0) -40 0 40 80 120 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2012 2013 Solar Energy (Non-GAAP) 8 Non-GAAP Adjusted Non-GAAP Adjusted (net restructuring & Conergy benefit) Adjusted (net restructuring) Operating Improvements with MW Volume 77.5 102.1 76.0 Note: Unaudited. See non-GAAP to GAAP reconciliation included in our earnings press release filed on Form 8-K dated 11/6/2013 307.8 700.7 468.6 475.8 201.5 252.6 441.3 0 350 700 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2012 2013

Solar Project Activity Pipeline by Region Pipeline by Size 3.1 GWdc Pipeline  Up 231 MW from 2Q’13 75 MWdc recognized for non-GAAP revenue  Includes 46 MW of previously interconnected and POC projects 55 MWdc interconnected in 3Q’13  Predominantly projects in North America and Southern Asia Solar Project Pipeline & Installations 9 US 44% EMEA & LA 24% Emerging Markets 21% Canada 11% 10 ≤ MW <50 31% 1 ≤ MW <10 12% MW≥100 23% MW <1 6% 50 ≤ MW <100 28% MWdc Note: Unaudited 20 30 85 161 149 87 47 106 41 22 55 105 160 330 255 147 104 117 73 135 200 558 55 28 82 109 49 169 74 91 45 51 75 - 100 200 300 400 500 600 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2011 2012 2013 Interconnected Under Construction Sold

1.1 GW Backlog 3.1 GW Pipeline/Backlog Solar Project Backlog 10 Pipeline: A project with a signed or awarded PPA or other energy off-take agreement or has achieved each of the following three items: site control, an identified interconnection point with interconnection cost estimate, and executed energy off-take agreement or the determination that there is a reasonable likelihood that an energy off-take agreement will be signed. Backlog: A project with an executed PPA or other energy off-take agreement, such as a FiT. Pipeline 65% Backlog 17% 558 MWdc (18%) Under Construction USA 45% Canada 15% North America Projects 14 (270 MWdc) US utility 417 (216 MWdc) US DG 17 (166 MWdc) Canada Emerging 19% EMEA 21% dc dc  Backlog up 28 MW Q/Q • Additions in UK and Latin America  Backlog is 35% of Pipeline • All backlog projects have signed PPA or FiT • Most expected to be completed in the next 24 months  Construction activity up nearly 180% Q/Q • Regional split of projects under construction ‒ 33% in EMEA/LatAm ‒ 30% in Emerging Markets ‒ 16% in Canada ‒ 21% in United States Note: Unaudited

Strong Project Development Activity 11 Project Completions: Projects MW sold (non-GAAP) and project MW retained on the balance sheet. Project Completions  Project completions ramping  Backlog supports completion plan through 2014  Most DG not in backlog 4Q’13 – 4Q’14 Cumulative Project Completions Total MW % in Backlog NAMR – Utility 340 98% NAMR – DG 142 37% SEA/SSA 313 50% EMEA 208 17% LatAm 391 39% Total 1,394 52% Note: Unaudited - 100 200 300 400 M W Range

Major 4Q 2013 Project Completions 12 558 MW Under Construction Project Name 4Q 2013 MWdc Total Project MW Location Expected Completion Date Project A 75 100 Chile 1Q 2014 Project B 41 50 Chile 1Q 2014 Project C 30 64 South Africa 2Q 2014 Project D 20 24 California 4Q 2013 Project E 19 25 California 1Q 2014 Project F 18 18 United Kingdom 4Q 2013 Project G 15 26 California 2Q 2014 Project H 10 10 United Kingdom 4Q 2013 Projects below 10 MW 81 to 116 Various Various Total 309 to 344 Note: unaudited

Driving Higher NPV / Watt 13 90% CAGR in Project Completions 2009-2014  Leading brand in a high growth fragmented market Now Have Scale to Optimize NPV / Watt  Capture additional value on underwriting assumptions  Low risk contracted cash available  Flexibility to aggregate & monetize part or all at lower cost of capital: securitization, Yield Co, private mkt Strong Balance Sheet Management  Follow-on, Semi IPO, working capital management

Global MW Completions High CAGR 14 Note: Unaudited Leading brand in multi- channel & multi-regions Scale provides flexibility to optimize monetization  Growth enables value capture through public & private vehicles 0 200 400 600 800 1000 1200 M W C o m p le ti o n s MW Range

Portfolio Example: Retained Value vs. Sale 15 $1.97 $0.48 $0.74 $0.30 $0.45 Note: Unaudited $ / Watt Value Capture $1.23 Full Benefit Current Model Residual Value Cost of Capital Underwriting Assumptions Assumptions: 1) NPV calculated using 6.0% 2) Different underwriting assumptions: degradation, O&M, environmental attributes, production 3) Debt still closes on deals 4) 237 MW analyzed 5) Residual Value is the net present value of project cash flows from yrs 21-30

2H 2013 Retained vs. Sale 16 $197.0 $48.0 $74.0 $30.0 $45.0 Note: Unaudited $M $123.0 Value Capture Full Benefit Current Model Residual Value Cost of Capital Underwriting Assumptions Assumptions: 1) NPV calculated using 6.0% 2) Different underwriting assumptions: degradation, O&M, environmental attributes, production 3) Debt still closes on deals 4) 237 MW analyzed 5) Residual Value is the net present value of project cash flows from yrs 21-30

Driving Higher NPV / Watt 17 90% CAGR in Project Completions 2009-2014  Leading brand in a high growth fragmented market Now Have Scale to Optimize NPV / Watt  Capture additional value on underwriting assumptions  Low risk contracted cash available  Flexibility to aggregate & monetize part or all at lower cost of capital: securitization, Yield Co, private mkt Strong Balance Sheet Management  Follow-on, Semi IPO, working capital management

Cash Walk 18  Cash balance grew $202 million in 3Q • Public stock offering $240 million • Improved working capital management Q/Q • Increased construction activity $438 3Q Ending Cash 240 Unusual Cash Events Construction of Solar Projects Net Working Capital 74 2Q Ending Cash Other Operating / Financing (165) $640 79 (26) Public Stock Offering Evonik / Samsung JV Note: Unaudited

584 1,885 824 640 2,295 Balance Sheet & Liquidity 19 ($ Millions) Assets Liabilities/ Equity Cash Non- recourse debt LT debt Equity Solar energy systems (PP&E)  $810 million in liquidity • $640 million cash/cash equivalents • $170 million unused corporate revolver  Non-recourse debt: • Excluded from leverage calculations in covenants • Supported by solar energy systems (including lease obligations)  No significant debt maturities until 2017 Note: Unaudited

4Q 2013 Outlook 20  Semiconductor Materials: Expecting revenue growth on higher volume and stable ASP  Solar Energy: Expecting lower 3Q MW sold due to project timing; pricing flat to higher  Cash: Expecting cash similar to 1Q 2012 levels due to FRV earn-out and lower Solar MW Key Metrics 4Q 2013 Outlook Comments Semiconductor Materials Revenue ($ mil) $220 to $230  Driven by market Solar Energy Systems MW Sold (Non-GAAP) 234 to 264  Reflects projects pulled from 4Q to 3Q Solar Energy Systems MW Retained on Balance Sheet 75 to 80  Driving higher NPV/watt Solar Energy Systems Total MW Completions 309 to 344  Includes projects sold and projects retained on balance sheet Fully-Developed Solar Energy Systems Avg. Price ($/Wdc) $2.75 to $3.50  Highly influenced by size and geographic mix Capex ($ mil) $28 to $38  Focused on Semiconductor Materials

FY 2013 Outlook 21  Semiconductor Materials: Expecting revenue growth on higher volume and stable ASP  Solar Energy: Expecting lower 3Q MW sold due to project timing; pricing flat to higher  Cash: Expecting cash similar to 1Q 2012 levels due to FRV earn-out and lower Solar MW Key Metrics Prior FY 2013 Outlook New FY 2013 Outlook Comments Semiconductor Materials Revenue ($ mil) $920 to $960 $920 to $930 Solar Energy Systems MW Sold (Non-GAAP) 430 to 500 405 to 435  Reflects decision to hold projects for 1H’14 public vehicle Solar Energy Systems MW Retained on Balance Sheet 75 to 100 100 to 105  Driving higher NPV/watt Solar Energy Systems Total MW Completions 505 to 600 505 to 540  Includes projects sold and projects retained on balance sheet Solar Energy Systems Avg. Price ($/Wdc) $3.10 to $3.40 $3.10 to $3.40  Includes all MW (EPC and fully developed)  Highly influenced by size and geographic mix Capex ($ mil) $120 to $140 $130 to $140  Focused on Semiconductor Materials

Appendix

Segment Cash Flow

($ Millions)	Semiconductor Materials		Solar Energy		Corporate		SunEdison	
For the Quarter ending Sept. 30, 2013								
Net Loss	$	(0.9)	$	(39.9)	$	(71.3)	$	(112.1)
Depreciation & Amortization		29.4		38.7		2.5		70.6
Stock Compensation		1.6		0.2		7.3		9.1
Accounts Receivable		3.7		(83.6)		-		(79.9)
Inventory/Solar Energy Systems		0.1		12.7		-		12.8
Accounts Payable		5.8		109.8		-		115.6
Deferred Revenue		-		(101.4)		-		(101.4)
Other Operating		(5.8)		(29.8)		7.0		(28.6)
Taxes, net		-		-		11.3		11.3
Operating Cash Flow		**33.9**		**(93.3)**		**(43.2)**		**(102.6)**
Capital Expenditures		(17.2)		(11.6)		(2.8)		(31.6)
Construction of Solar Energy Systems		-		(138.8)		-		(138.8)
Financing & Capital Lease Obligations, net		-		282.6		-		282.6
Return of Investment to Noncontrolling Interest		-		14.4		-		14.4
Free Cash Flow (Non-GAAP)		**16.7**		**53.3**		**(46.0)**		**24.0**
Restricted Cash & Other		(0.7)		(63.0)		2.4		(61.3)
Common stock issued		-		-		239.6		239.6
Total Cash Flow	$	**16.0**	$	**(9.7)**	$	**196.0**	$	**202.3**

In addition to other key performance indicators, we evaluate the performance of the solar project business on the cash generation abilities of the projects which is best reflected in Free Cash Flow. Projects are typically financed at the inception of a lease, resulting in a gain on sale that is deferred and not immediately included in net income (loss). For direct sales, we sometimes finance these projects prior to sale in which our customers assume the debt upon sale. For our GAAP financial statements, debt proceeds are recorded as financing activities while costs to construct the solar energy systems are reflected as operating outflows.

Because certain sites include operations, facilities and/or back office functions that are utilized to support our Semiconductor Materials and Solar Energy businesses, we do not have discrete financial information for certain assets. Accordingly, our segment cash flow includes certain estimates and allocations and is therefore non-gaap.

Note: Unaudited

23

SunEdison®

Forward-Looking Statements 24 Certain matters discussed in this presentation and conference call are forward-looking statements, including that for the fourth quarter of 2013, the company expects Semiconductor Materials revenue to be between $220 million and $230 million, solar energy systems sold total non- GAAP sales volume to be in the range of 234 MW to 264 MW, solar energy systems MW retained on the balance sheet to be between 75 MW and 80 MW, total solar energy systems completed to be between 309 MW and 344 MW, fully developed solar energy systems average project pricing to be between $2.75/watt and $3.50/watt, and capital spending to be between $28 million and $38 million; that for the 2013 full year, the company expects Semiconductor Materials revenue to be between $920 million and $930 million, solar energy systems sold total non-GAAP sales volume to be in the range of 405 MW to 435 MW, solar energy systems MW retained on the balance sheet to be between 100 MW and 105 MW, total energy systems completed to be between 505 MW and 540 MW, total solar energy systems average project pricing to be between $3.10/watt and $3.40/watt, capital spending to be between $130 million and $140 million, and the retained value of solar energy systems retained on the balance sheet of $1.23/watt and $123 million. The company estimates compound annual growth rate through 2014 of 90% and MW completion to be in the range of 800 MW and 1050 MW. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; the availability of attractive project finance and other capital for Solar Energy projects; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the ability to effectuate and realize the savings from the restructuring plan; our ability to maintain adequate liquidity and compliance with our debt covenants; the need to impair long lived assets or other intangible assets due to changes in the carrying value or realizability of such assets; the effect of any antidumping or countervailing duties imposed on photovoltaic cells and/or modules in connection with any trade complaints in the United States, Europe or elsewhere; the result of any Chinese government investigations of unfair trade practices in connection with polysilicon exported from the United States or South Korea into China; changes to accounting interpretations or accounting rules; existing or new regulations and policies governing the electric utility industry; our ability to convert solar project pipeline into completed projects in accordance with our current expectations; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; the terms of any potential future amendments to or terminations of our long-term agreements with our solar wafer customers or any of our suppliers; general economic conditions, including interest rates; the ability of our customers to pay their debts as they become due; changes in the composition of worldwide taxable income and applicable tax laws and regulations, including our ability to utilize any net operating losses; failure of third-party subcontractors to construct and install our solar energy systems; quarterly fluctuations in our Solar Energy business; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; actions by competitors, customers and suppliers; changes in the retail industry; damage to our brand; acquisitions of pipeline in our Solar Energy segment; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in technology; changes in currency exchange rates; the potential initial public offering of the semiconductor business and the anticipated timing of such transaction, and the expected use of the proceeds received in the separation and other risks described in the company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the company’s judgment as of the date of this press release. The company disclaims, however, any intent or obligation to update these forward-looking statements.